UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 31, 2005

Badger Paper Mills, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-00795	39-0143840
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

200 West Front Street, P.O. Box 149, Peshtigo, Wisconsin 54157-0149
(Address of principal executive offices, including zip code)

(715) 582-4551
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

        On March 31, 2005, Badger Paper Mills, Inc. (the “Company”) issued a press release announcing the Company’s quarterly financial results for the quarter ended December 31, 2004 and its yearly financial results for the year ended December 31, 2004. A copy of the Company’s press release is being furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Badger Paper Mills, Inc., dated March 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER PAPER MILLS, INC.
Date: March 31, 2005	By: /s/ Paul M. Bouthilet
Paul M. Bouthilet
Vice President, Chief Financial Officer, Secretary and Treasurer

BADGER PAPER MILLS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press Release of Badger Paper Mills, Inc., dated March 31, 2005.